FQF TRUST

O’Shares FTSE Europe Quality Dividend ETF

O’Shares FTSE Asia Pacific Quality Dividend ETF

Supplement Dated August 24, 2015 to the
Statement of Additional Information (“SAI”) Dated July 10, 2015

1.	In the “Investments in Other Investment Companies” sub-section of the “Investment Policies, Techniques and Related Risks” section, the following disclosure is added immediately after the first paragraph:

The O’Shares FTSE Europe Quality Dividend ETF and the O’Shares FTSE Asia Pacific Quality Dividend ETF may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, the O’Shares FTSE Europe Quality Dividend ETF and the O’Shares FTSE Asia Pacific Quality Dividend ETF may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

2.	In the “Investment Restrictions” section, the following disclosure is added immediately after the final paragraph:

Non-Fundamental Limitations. The O’Shares FTSE Europe Quality Dividend ETF and the O’Shares FTSE Asia Pacific Quality Dividend ETF have adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

Investments in Other Open-End Investment Companies or Registered Unit Investment Trusts.

1.	The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in excess of the limits set forth in Section 12(d)(1)(A) of the 1940 Act.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE